UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2012

CHENIERE ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-33366	20-5913059
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On February 27, 2012, Cheniere Energy Partners, L.P. (“Cheniere Partners”) announced that on February 25, 2012 it entered into an arrangement with Blackstone Capital Partners VI L.P. and Blackstone Energy Partners L.P. (collectively, “Blackstone”) to finalize due diligence and definitive agreements with respect to Blackstone's potential purchase of Senior Subordinated Paid-in-Kind Units of Cheniere Partners for $2 billion. Attached hereto as Exhibit 99.1 is a summary of the non-binding (except for certain identified provisions) term sheet signed by the parties (the “Summary Term Sheet”), which is incorporated by reference herein. There can be no assurances that the proposed transaction between Cheniere Partners and Blackstone will be consummated on the terms set forth in the Summary Term Sheet, or at all. Consummation of the proposed transaction is subject to, among other things, the execution of definitive documentation.
Forward-Looking Statements
This Form 8-K contains certain statements that may include “forward-looking statements” within the meanings of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things, (i) statements regarding Cheniere Partners' business strategy, plans and objectives, and (ii) statements regarding future discussions and entry into contracts, including those regarding the proposed transaction with Blackstone, and the terms, conditions, timing and costs of such transaction. Although Cheniere Partners believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Cheniere Partners' actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in Cheniere Partners' periodic reports that are filed with and available from the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. Other than as required under the securities laws, Cheniere Partners does not assume a duty to update these forward-looking statements.

Item 9.01    Financial Statements and Exhibits.

d) Exhibits

Exhibit
Number        Description

99.1*	Summary of Term Sheet.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS, L.P.
	By:	CHENIERE ENERGY PARTNERS GP, LLC, its general partner

Date: March 7, 2012	By:	/s/ Meg A. Gentle
		Name:	Meg A. Gentle
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number        Description

99.1*	Summary of Term Sheet.

* Filed herewith.